[Bank of America, N.A. Letterhead]

May 19, 2000



Mariner Energy, Inc.
580 WestLake Park Blvd., Suite 1300
Houston, Texas  77079

Gentlemen:

     Reference is made to that certain Amended and Restated Credit Agreement dated June 28, 1999 among Mariner Energy, Inc., a Delaware corporation ("Borrower"), Bank of America, N.A. (fka NationsBank, N.A.), a national banking association, as Administrative Agent (the "Agent") and Bank of America, N.A. (fka NationsBank, N.A.), as amended by that certain First Amendment to Amended and Restated Credit Agreement dated December 31, 1999, among Borrower, Agent, Toronto Dominion (Texas), Inc., as Co-Agent ("Co-Agent") and the financial institutions listed on Schedule 1 thereto (the "Banks"). Said Amended and Restated Credit Agreement, as amended by said First Amendment to Amended and Restated Credit Agreement, is referred to herein as the "Credit Agreement". Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement.

     Pursuant to the provisions, procedures and standards set forth in Section
4.2 of the Credit Agreement, Agent has determined that, from and after the date of this letter until a new Borrowing Base has been approved in accordance with the requirements of the Credit Agreement, the Borrowing Base shall be $70,000,000.00. Agent has received the approval by all Banks of the change in the Borrowing Base described herein.

     Except for the change in the Borrowing Base described herein, the Credit Agreement shall remain unchanged, and the terms, conditions and covenants of the Credit Agreement shall continue and be binding upon Borrower, Agent, Co-Agent and the Banks.

     THE CREDIT AGREEMENT, AS MODIFIED BY THIS LETTER, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     To evidence your agreement to the foregoing, please execute in the space designated below.

                              BANK OF AMERICA, N.A., as Administrative Agent



                              /s/ James V. Ducote
                              ---------------------------------
                                 James V. Ducote
                                 Vice President

ACKNOWLEDGED AND AGREED TO:

MARINER ENERGY, INC.



/s/ Frank A. Pici
---------------------------------
   Name:  Frank A. Pici
   Title: VP of Finance & CFO